UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported: June 13, 2007)
Community Health Systems, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	001-15925 (Commission File Numbers)	13-3893191 (IRS Employer Identification Nos.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of Principal Executive Offices, including Zip Code)
(615) 465-7000
(Registrants’ Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information
On June 13, 2007, Community Health Systems, Inc. announced its offering of $3.365 billion aggregate principal amount of senior notes. A copy of the press release making this announcement is attached hereto as Exhibit 99.1, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Community Health Systems, Inc. press release dated June 13, 2007.

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the registrant have duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC.
	By:	/s/ Wayne T. Smith
Date: June 13, 2007		Name:	Wayne T. Smith
		Title:	Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
		Name:	W. Larry Cash
		Title:	Executive Vice President, Chief Financial Officer and Director (principal financial officer)